MAINSTAY VP FUNDS TRUST

MainStay VP Cornerstone Growth Portfolio

(the “Portfolio”)

Supplement dated June 24, 2016 (“Supplement”)

to the Summary Prospectus and Prospectus dated May 1, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At a meeting held on June 21-22, 2016, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) approved, among other related proposals: (i) modifications of the Portfolio’s principal investment strategies, investment process and principal risks; (ii) lowering the contractual management fee at certain levels and introducing a new management fee breakpoint; and (iii) the appointment  of a new subadvisor to manage the Portfolio’s assets on an interim basis, and the related interim subadvisory agreement. These changes will be effective on or about July 29, 2016. The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that the new subadvisor may serve as subadvisor to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement. See the section titled “Shareholder Proxy” of this Supplement for more information on these matters and the Proposals (as defined below).

As a result, effective on or about July 29, 2016, the following changes will occur:

1.	Reduction in Management Fee paid to New York Life Investment Management LLC. The management fee will be lowered at certain levels and a new breakpoint will be introduced. Accordingly, the tables entitled “Fees and Expenses of the Portfolio” and “Example” will be revised as follows:

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1,2]	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses[3]	0.04%	0.04%
Total Annual Portfolio Operating Expenses	0.74%	0.99%

1.	The management fee is as follows: 0.70% on assets up to $500 million; 0.65% on assets from $500 million to $1 billion; 0.625% on assets from $1 billion to $2 billion; and 0.60% on assets over $2 billion.
2.	Restated to reflect current management fees.
3.	Based on estimated amounts for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$ 76	$237	$411	$ 918
Service Class	$101	$315	$547	$1,213

2.	Principal Investment Strategies. The principal investment strategies and investment process of the Portfolio will be revised as follows:

The Portfolio normally invests at least 80% of its assets in common stocks of large capitalization growth companies with market capitalizations that, at the time of investment, are similar to companies in the Russell 1000® Growth Index (which ranged from $717.6 million to $583.6 billion as of December 31, 2015).

Investment Process: Using an objective, disciplined and broadly-applied process, Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor, selects large capitalization securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Portfolio’s exposure to risk by seeking to construct a broadly-diversified portfolio of securities issued by a large number of companies, across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across valuation, momentum and market sentiment criteria. The Subadvisor also conducts a qualitative review of the results of the quantitative analysis. In certain cases, the Subadvisor may deviate from positions or weightings suggested by the quantitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor regularly evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

3.	Principal Risks. The section of the Prospectus entitled “Principal Risks” will be revised as follows:

a.	The principal risks entitled “Market Changes Risk” and “Portfolio Management Risk” will be deleted in their entirety and replaced with the following:

Market Changes Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective if the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The quantitative model used by the Subadvisor, and the securities selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

b.	The principal risks entitled “Foreign Securities Risk,” “Concentrated Portfolio Risk,” and “Technology Stock Risk” will be deleted in their entirety.

4.	Past Performance. The following will be added as the second sentence in the third paragraph of the section of the Prospectus entitled “Past Performance:”

Effective July 29, 2016, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.

5.	Management / Change in Portfolio Managers. The section of the Prospectus entitled “Management” will be deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. Cornerstone Capital Management Holdings LLC serves as the Portfolio’s Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since July 2016
	Migene Kim, Vice President	Since July 2016

6.	Change in Subadvisor. Effective on or about July 29, 2016, Cornerstone Capital Management LLC, the Portfolio’s current subadvisor, will be replaced with Cornerstone Capital Management Holdings LLC, which will be responsible for the day-to-day management of the Portfolio. References to Cornerstone Capital Management LLC will be replaced by Cornerstone Capital Management Holdings LLC, as appropriate. Cornerstone Capital Management Holdings LLC will serve as a subadvisor to the Portfolio on an interim basis pursuant to the terms of an interim subadvisory agreement. As described below, shareholders will be asked to approve a new subadvisory agreement with Cornerstone Capital Management Holdings LLC at an upcoming shareholder meeting.

In the section of the Prospectus entitled “Who Manages Your Money?”, “MainStay VP Cornerstone Growth Portfolio” is added to list of Portfolios subadvised by Cornerstone Capital Management Holdings LLC. The reference to Cornerstone Capital Management LLC is deleted in its entirety.

7.	Portfolio Manager Biographies. In the section of the Prospectus entitled “Portfolio Manager Biographies,” the biographies for Migene Kim, CFA and Andrew Ver Planck, CFA will be revised as follows, and references to Thomas G. Kamp will be deleted in their entirety:

Migene Kim, CFA	Ms. Kim is a Vice President for Cornerstone Holdings and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay VP Common Stock Portfolio since 2007, the MainStay VP Mid Cap Core Portfolio since 2008, the MainStay VP Balanced Portfolio since 2014, the MainStay VP Small Cap Core Portfolio since May 2016, and the MainStay VP Cornerstone Growth Portfolio since July 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. Ms. Kim is also a CFA® charterholder.
Andrew Ver Planck, CFA	Mr. Ver Planck has managed the MainStay VP Balanced Portfolio, MainStay VP Common Stock Portfolio and MainStay VP Mid Cap Core Portfolio since 2013, the MainStay VP Emerging Markets Equity Portfolio since 2015, the MainStay VP Small Cap Core Portfolio since May 2016, the MainStay VP Cornerstone Growth Portfolio since July 2016, and a portion of the MainStay VP Absolute Return Multi-Strategy Portfolio’s assets since January 2016. He is Senior Vice President of Cornerstone Capital Management Holdings, and Chief Investment Officer and Lead Portfolio Manager of the Global Systematic Equity Team. He has been with the firm or its predecessors since 2005. He leads the Global Systematic Equity research team and is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He is a CFA® charterholder.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. As further described in the proxy statement that will be provided to shareholders, New York Life Investment Management LLC will bear 100% of the direct transaction costs associated with the Portfolio transition. Additionally, New York Life Investment Management LLC will seek to limit the direct and indirect transaction costs associated with the Portfolio transition.

Impact on Shareholders/Policy Owners. The Portfolio transition will not in any way negatively impact shareholders’ rights or affect the obligations of New York Life Insurance and Annuity Corporation (“NYLIAC”) under the variable annuity contracts or variable universal life insurance policies (“Policies”) issued by NYLIAC. Owners of Policies who have allocated a portion of their contract or policy value to the Portfolio have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio, are referred to as shareholders.

Shareholder Proxy

At the meeting held on June 21 – 22, 2016, the Board of the Trust approved submitting the following proposals (“Proposals”) to shareholders of the Portfolio at a special meeting to be held on or about October 3, 2016 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement (“Subadvisory Agreement”) between New York Life Investment Management LLC and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”); and
2.	To permit New York Life Investment Management LLC, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors without obtaining shareholder approval.

Cornerstone Holdings is affiliated with New York Life Investment Management LLC and will serve as a subadvisor to the Portfolio on an interim basis pursuant to the terms of an interim subadvisory agreement dated July 29, 2016 (the “Interim Subadvisory Agreement”). The Interim Subadvisory Agreement will terminate by its terms on December 26, 2016. At the June 21-22, 2016 meeting, the Board also approved the longer-term appointment of Cornerstone Holdings as the subadvisor to the Portfolio and the adoption of a new Subadvisory Agreement. Shareholders are being asked to approve the new Subadvisory Agreement so that Cornerstone Holdings may continue to serve as the subadvisor to the Portfolio on an uninterrupted basis following the expiration of the Interim Subadvisory Agreement.

Approval of Proposal 2 would authorize the Portfolio, and New York Life Investment Management LLC as investment manager of the Portfolio, to rely on an expanded exemptive order issued by the Securities and Exchange Commission (or any similar future rule or exemptive order), which permits New York Life Investment Management LLC, under certain circumstances and with Board approval, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors without obtaining shareholder approval.

On or about July 27, 2016, shareholders of record of the Portfolio as of the close of business on July 7, 2016 will be sent a proxy statement containing further information regarding the Proposals. The proxy statement will also include information about the Special Meeting, at which shareholders of the Portfolio will be asked to consider and approve the Proposals. In addition, the proxy statement will include information about voting on the Proposals and options shareholders will have to either attend the Special Meeting in person or by proxy to authorize and instruct NYLIAC how to vote their respective shares.

New York Life Investment Management LLC has agreed to bear 100% of the direct expenses relating to the Special Meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

MainStay VP Cornerstone Growth Portfolio

(the “Portfolio”)

Supplement dated June 24, 2016 (“Supplement”)

to the Statement of Additional Information (“SAI”) dated May 1, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

At a meeting held on June 21-22, 2016, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) approved, among other related proposals: (i) modifications of the Portfolio’s principal investment strategies, investment process and principal risks; (ii) lowering the contractual management fee at certain levels and introducing a new management fee breakpoint; and (iii) the appointment  of a new subadvisor to manage the Portfolio’s assets on an interim basis, and the related interim subadvisory agreement. These changes will be effective on or about July 29, 2016. The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that the new subadvisor may serve as subadvisor to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. These, and other changes, are described in the supplement dated June 24, 2016 to the Portfolio’s Prospectus. This Supplement describes additional changes to the SAI that will result from the Board-approved changes described above.

As a result, effective on or about July 29, 2016, the following changes will occur:

1.	References to Cornerstone Capital Management LLC as Subadvisor to the Portfolio will be replaced by Cornerstone Capital Management Holdings LLC, as appropriate.

2.	The table beginning on page 70 of the SAI will be revised to reflect the new subadvisory fee for the Portfolio as follows:

MainStay VP Cornerstone Growth Portfolio	0.350% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.300% on assets over $2 billion

3.	The section entitled “Portfolio Managers” is amended as follows:

a.	the table beginning on page 101 is amended to delete Thomas G. Kamp, and to revise the information for Ms. Kim and Mr. Ver Planck as of April 30, 2016 as follows:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANY	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Migene Kim*	MainStay VP Balanced Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Cornerstone Growth Portfolio, MainStay VP Mid Cap Core Portfolio, MainStay VP Small Cap Core Portfolio	3 RICs $1,665,437,688	3 Accounts $77,938,163	20 Accounts $1,571,774,756	0	0	0
Andrew Ver Planck*	MainStay VP Absolute Return Multi-Strategy Portfolio, MainStay VP Balanced Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Cornerstone Growth Portfolio, MainStay VP Emerging Markets Equity Portfolio, MainStay VP Mid Cap Core Portfolio, MainStay VP Small Cap Core Portfolio	6 RICs $2,559,878,955	4 Accounts $98,009,029	26 Accounts $1,840,107,165	0	0	2 Accounts $77,060,032

* The information presented for Ms. Kim and Mr. Ver Planck is as of April 30, 2016.

b.	the table beginning on page 115 is amended to delete Thomas G. Kamp, and to revise the information for Ms. Kim and Mr. Ver Planck as of April 30, 2016 as follows:

PORTFOLIO MANAGER	FUND	$ RANGE OF OWNERSHIP
Migene Kim*	MainStay VP Common Stock Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP International Equity Portfolio
MainStay VP ICAP Select Equity Portfolio
	MainStay VP Mid Cap Core Portfolio	$50,001 - $100,000 $10,001 - $50,000 $10,001 - $50,000 $50,001 - $100,000 $10,001 - $50,000
Andrew Ver Planck*	MainStay VP High Yield Corporate Bond Portfolio MainStay VP Mid Cap Core Portfolio	$10,001 - $50,000 $10,001 - $50,000

* The information presented for Ms. Kim and Mr. Ver Planck is as of April 30, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.